Exhibit 10.16

SECOND AMENDMENT TO FINANCING AGREEMENT

THIS SECOND AMENDMENT TO FINANCING AGREEMENT (this “Amendment”) is entered into as of August     , 2007, by and among BODY SHOP OF AMERICA, INC., a Florida corporation (“Body Shop”), CATALOGUE VENTURES, INC., a Florida corporation (“CV,” CV, together with Body Shop and each other Person who becomes a borrower under the Financing Agreement, the “Borrowers”), BODY CENTRAL ACQUISITION CORP., a Delaware corporation (“Parent”), RINZI AIR, L.L.C., a Florida limited liability company (“Rinzi,” Rinzi, together with Parent and each other Person who becomes a guarantor under the Financing Agreement, the “Guarantors,” such Guarantors, together with the Borrowers, the “Loan Parties”), DYMAS FUNDING COMPANY, LLC, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders, and the financial institutions from time to time party thereto as Lenders.

W I T N E S S E T H:

WHEREAS, Borrowers, Guarantors, Administrative Agent, Lenders and certain other parties thereto have entered into that certain Financing Agreement dated as of October 1, 2006, as amended by that certain Waiver and First Amendment to Financing Agreement dated as of March 16, 2007 (as has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”); and

WHEREAS, the parties to the Financing Agreement desire to amend the Financing Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.                                       Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Financing Agreement.

2.                                       Amendment to Section 7.03(c)(ii) (Capital Expenditures). Effective as of the Effective Date, the Section 7.03(c)(ii) of the Financing Agreement is amended as by deleting the covenant tables contained therein and substituting the following in lieu thereof:

Fiscal Year End	Maximum Capital Expenditures
December 31, 2007	$4,800,000
December 31, 2008	$5,650,000
December 31, 2009	$5,200,000
December 31, 2010 and for each Fiscal Year thereafter	$5,000,000

3.                                       Conditions. The effectiveness of this Amendment is subject to the following conditions precedent, with the date on which such conditions have been satisfied being August [       ], 2007 (the “Effective Date”):

a.                                       the execution and delivery of this Amendment by each Loan Party, Administrative Agent and the Required Lenders;

b.                                      the truth and accuracy of the representations and warranties contained in Section 4 hereof; and

c.                                       no Default or Event of Default other than the Designated Defaults shall have occurred or be continuing.

4.                                       Representations and Warranties. Each Loan Party hereby represents and warrants to Administrative Agent and each Lender as follows:

a.                                       after giving effect to this Amendment, the representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects as of the date hereof (except to the extent that any such representation or warranty (A) expressly refers to an earlier date, in which case such representation or warranty remains true and correct as of such earlier date, (B) is not true and correct due to events or conditions, the occurrence or existence of which are not prohibited by the Financing Agreement or the other Loan Documents and which do not, in and of themselves, constitute a Default or Event of Default or (C) is not true and correct as a result of disclosures made in writing to, and approved by, the Administrative Agent and Lenders in connection with a Permitted Acquisition);

b.                                      the execution, delivery and performance by such Loan Party of this Amendment are within its powers, have been duly authorized by all necessary action pursuant to its Organization Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organization Documents of any Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it;

c.                                       this Amendment constitutes the valid and binding obligation of the Loan Parties, enforceable against such Persons in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws; and

d.                                      no Default or Event of Default exists.

5.                                       No Waiver. Nothing contained herein shall be deemed a waiver of any Default or Event of Default which has occurred or exists under the Financing Agreement or hereafter may occur under the Financing Agreement, as amended, or to establish a custom or course of dealing among any Borrower, any Guarantor, Administrative Agent, the Lenders or any of them. Except as specifically set forth herein, Administrative Agent and the Lenders hereby expressly reserve all of their rights and remedies under the Financing Agreement, as amended, the other Loan

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Documents and applicable law. Except as contained herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any other term or condition contained in the Financing Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as amended hereby, the Financing Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Financing Agreement shall be deemed to be references to the Financing Agreement as amended hereby.

6.                                       Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

7.                                       Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

8.                                       GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH LOAN PARTY HEREBY RATIFIES AND AFFIRMS THE CONSENT TO THE JURISDICTION CONTAINED IN SECTION 11.09 OF THE FINANCING AGREEMENT WITH RESPECT TO ALL ACTIONS ARISING OUT OF THIS AMENDMENT.

9.                                       WAIVER OF JURY TRIAL. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY OTHER AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ADMINISTRATIVE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ADMINISTRATIVE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THIS AMENDMENT.

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10.                                 Counterparts; Integration. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

11.                                 Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grants of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

BODY SHOP AMERICA, INC., a Florida corporation

By:	/s/Richard L. Walters
Name:	Richard L. Walters
Title:	VP-CFO

CATALOGUE VENTURES, INC., a Florida corporation

By:	/s/Richard L. Walters
Name:	Richard L. Walters
Title:	VP-CFO

GUARANTORS:

BODY SHOP ACQUISITION CORP., a Delaware corporation

By:	/s/Richard L. Walters
Name:	Richard L. Walters
Title:	VP-CFO

RINZI AIR, L.L.C., a Florida limited liability company

By:	Body Shop of America, Inc., its sole Member

By:	/s/Richard L. Walters
Name:	Richard L. Walters
Title:	VP-CFO

ADMINISTRATIVE AGENT:

DYMAS FUNDING COMPANY, LLC, as Administrative Agent

By:	Dymas Capital Management Company, LLC, its Manager

	By:	/s/Albert M. Ricchio
	Name:	Albert M. Ricchio
	Title:	Managing Director

LENDERS:

CHURCHILL FINANCIAL CAYMAN LTD., as a Lender

By:	Churchill Financial LLC, its agent

	By:	/s/ Christopher Cox
	Name:	Christopher Cox
	Title:	Managing Director

NEWSTAR SHORT-TERM FUNDING LLC, as a Lender

By:	NewStar Financial, Inc., its Designated Manager

	By:	/s/ William P. Walsh
	Name:	William P. Walsh
	Title:	Vice President - Portfolio Management

NEWSTAR LLC 2005-1, as a Lender

By:	NewStar Financial, Inc., its Sole Member

	By:	/s/ William P. Walsh
	Name:	William P. Walsh
	Title:	Vice President - Portfolio Management

A3 FUNDING LP, as a Lender

By:	A3 Fund Management LLC, its General Partner

	By:	/s/ Alexander J. Ornstein
	Name:	Alexander Ornstein
	Title:	Vice President

A4 FUNDING LP, as a Lender

By:	A4 Fund Management, Inc., its General Partner

	By:	/s/ Alexander J. Ornstein
	Name:	Alexander Ornstein
	Title:	Vice President

ABLECO FINANCE LLC, as a Lender

By:	/s/ Alexander J. Ornstein
Name:	Alexander Ornstein
Title:	Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Jennifer Obers
Name:	Jennifer Obers
Title:	Portfolio Manager

CAPITALSOURCE FINANCE LLC, as a Lender

By:	/s/ John N. Toufanian
Name:	John N. Toufanian
Title:	Authorized Signatory